UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) March 29, 2005
                                                          --------------

                              PAB BANKSHARES, INC.
             (Exact Name of Registrant as Specified in its Charter)


        Georgia                       1-11823                     58-1473302
        -------                       -------                     ----------
(State of Incorporation)      (Commission File Number)          (IRS Employer
                                                             Identification No.)


                3250 North Valdosta Road, Valdosta, Georgia 31602
               ---------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's telephone number, including area code (229) 241-2775
                                                           ---------------

                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors;
           Appointment of Principal Officers.

On March 29, 2005, PAB Bankshares, Inc. (the "Registrant") issued a news release to announce that the Board of Directors of the Registrant had appointed Douglas
W. McNeill to serve on its Board of Directors and on the Board of Directors of the Registrant's subsidiary bank, The Park Avenue Bank. The news release is attached as Exhibit 99.1 to this report and is incorporated by reference into this Item 5.02.


Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal
           Year.

On March 29, 2005, the Board of Directors of the Registrant adopted an amendment to the Registrant's By-Laws to allow for the creation of a director compensation committee. In addition, the Board adopted a new charter governing the new compensation committee, a copy of which will be made available on the Registrant's website at www.pabbankshares.com. A copy of the Registrant's Amended and Restated By-Laws, as further amended by the Board, is attached as
Exhibit 3.2 to this report and is incorporated herein by reference into this
Item 5.03.


Item 9.01. Financial Statements and Exhibits.

           (c)  Exhibits:

                3.2  Amended and Restated By-Laws.
                99.1 News Release dated March 29, 2005.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    PAB BANKSHARES, INC.
                                                    --------------------
                                                        (Registrant)

Date: March 29, 2005                                /s/ Donald J. Torbert, Jr.
      --------------                                --------------------------
                                                            (Signature)
                                                    Donald J. Torbert, Jr.,
                                                    Executive Vice President and
                                                    Chief Financial Officer

EXHIBIT INDEX
-------------

    Number          Description
    ------          -----------

     3.2            Amended and Restated By-Laws.
     99.1           News Release dated March 29, 2005.